UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2006

OURPETS CO
(Exact name of registrant as specified in its charter)

Commission File Number:  000-31279

CO	34-1480558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1300 East Street, Fairport Harbor, OH 44077
(Address of principal executive offices, including zip code)

440-354-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On October 25, 2006, the Company issued a press release and other financial information regarding its third quarter and nine months results. The press release and other financial information are attached hereto as Exhibit 99.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OURPETS CO

Date: October 27, 2006	By:	/s/ John G. Murchie
John G. Murchie
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.